UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material pursuant to Section 240.14a-12

PURE CYCLE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

 ☐ Fee paid previously with preliminary materials:

 ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PURE CYCLE CORPORATION
34501 E. Quincy Avenue
Bldg. 34, Box 10
Watkins, CO 80137
(303) 292-3456

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on January 16, 2019

TO PURE CYCLE’S SHAREHOLDERS:

You are cordially invited to attend the annual meeting of shareholders of Pure Cycle Corporation (the “Company”). The meeting will be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP, on January 16, 2019 at 2:00 p.m. Mountain Time. The purposes of the meeting are to:

1.	Elect a board of six directors to serve until the next annual meeting of shareholders, or until their successors have been duly elected and qualified;

2.	Ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the 2019 fiscal year;

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officer; and

4.	Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record as of 5:00 p.m. Mountain Time on November 19, 2018, will be entitled to notice of or to vote at this meeting or any adjournment(s) or postponement(s) thereof.

Whether or not you plan to attend, please vote promptly by following the instructions on the Important Notice Regarding the Availability of Proxy Materials or, if you requested a printed set of proxy materials, by completing, signing and dating the enclosed proxy and returning it in the accompanying postage-paid envelope. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark W. Harding
Mark W. Harding, President

December 7, 2018

PURE CYCLE CORPORATION
34501 E. Quincy Avenue
Bldg. 34, Box 10
Watkins, CO 80137
(303) 292-3456

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS
To be held on January 16, 2019

This proxy statement is being made available to shareholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (the “Company,” “we” or “our”) to be voted at the annual meeting of shareholders of the Company (the “Meeting”) to be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP on January 16, 2019, at 2:00 p.m. Mountain Time, or at any adjournment or postponement thereof. This proxy statement will be made available to shareholders on or about December 7, 2018. The cost of soliciting proxies is being paid by the Company. The Company’s officers, directors, and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders, who will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy can be found in the Notice. In addition, shareholders may request proxy materials in printed form by writing to the Company’s Secretary at the Company’s address set forth above.

If you would like to receive the Notice via email rather than regular mail in future years, please follow the instructions in the Notice. Choosing to receive future notices by email will help the Company reduce the costs and environmental impact of the Company’s shareholder meetings.

ABOUT THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on January 16, 2019:

The proxy materials, including this proxy statement and the Company’s Annual Report on Form 10‑K for the fiscal year ended August 31, 2018, are available at http://www.proxyvote.com.

What is the purpose of the Meeting?

At the Meeting, shareholders are asked to act upon the matters outlined above in the Notice of Annual Meeting of Shareholders and as described in this proxy statement. The matters to be considered are (i) the election of directors, (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officer, and (iv) such other matters as may properly come before the Meeting. Management will be available to respond to appropriate questions.

Who is entitled to vote and how many votes do I have?

If you were a shareholder of record as of 5:00 p.m. Mountain Time on November 19, 2018, you will be entitled to vote at the Meeting or any adjournments or postponements thereof. On the record date, there were 23,789,098 shares of the Company’s 1/3 of $.01 par value common stock (“common stock”) issued and outstanding. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter acted upon. There is no cumulative voting.

How do I vote?

If your shares are held in an account at a bank, brokerage firm, or other nominee in “street name,” you need to submit voting instructions to your bank, brokerage firm, or other nominee in order to cast your vote. If you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee that holds your shares. If you are the shareholder of record, you may vote your shares by following the instructions in the Notice mailed on or about December 7, 2018, or, if you have received a printed set of the proxy materials, you may vote your shares by completing, signing and dating the enclosed proxy card and then mailing it to the Company’s transfer agent in the pre-addressed envelope provided. You may also vote your shares by calling the transfer agent at the number listed on the proxy card or by attending the Meeting in person.

Can I change or revoke my vote?

A proxy may be revoked by a shareholder any time before it is voted at the Meeting by submission of another proxy bearing a later date, by attending the Meeting and voting in person, or if you are a shareholder of record, by written notice of revocation to the Secretary of the Company.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within the Company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy cards, which are forwarded to management of the Company.

Will my shares held in street name be voted if I do not provide my proxy?

If you hold your shares through a bank, broker, or other nominee, your shares must be voted by the nominee. If you do not provide voting instructions, under the rules of the securities exchanges, the nominee’s discretionary authority to vote your shares is limited to “routine” matters. Proposals 1 and 3 are not considered routine matters for this purpose, so if you do not provide your proxy, your shares will not be voted at the Meeting with respect to these proposals. In this case, your shares will be treated as “broker non-votes” and will not be counted for purposes of determining the vote on these proposals.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has discretionary authority to vote on at least one matter at the meeting but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

What is a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum at the Meeting for the election of directors and for the other proposals. Abstentions and broker non-votes are counted for the purposes of determining whether a quorum is present at the Meeting.

How many votes are required to approve the proposals?

•
Election of Directors – The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors. This means that the nominees receiving the most votes from those eligible to vote will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees; however, a “withheld” vote or a broker non-vote (defined above) will have no effect on the outcome of the election.

•
Ratification of auditors, advisory vote on executive compensation, and other matters – The number of votes cast in favor of the proposal at the Meeting must exceed the number of votes cast against the proposal for the approval of Proposals 2, 3 and other matters. For Proposals 2, 3 and any other business matters to be voted on, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.” Abstentions and broker non-votes will not be counted as votes for or against a proposal and, therefore, have no effect on the vote. Because your vote on executive compensation is advisory, it will not be binding on the board of directors or the Company. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

If no specification is made, then the shares will be voted “FOR” the election as directors of the persons nominated by the board of directors, “FOR” Proposal 2, “FOR” Proposal 3, and otherwise, in accordance with the recommendations of the board of directors.

Does the Company expect there to be any additional matters presented at the Meeting?

Other than the items of business described in this proxy statement, the Company is not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Mark W. Harding and Harrison H. Augur, have the discretion to vote your shares on any additional matter properly presented for a vote at the Meeting. If for any unforeseen reason any of the director nominees are not available for election at the date of the Meeting, the named proxy holders will vote your shares for such other candidates as may be nominated by the board.

When will the results of the voting being announced?

The Company will announce preliminary results at the Meeting and will publish final results in a current report on Form 8-K to be filed within four business days of the date of the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Voting Securities and Principal Holders Thereof

The following table sets forth information as of November 19, 2018, as to the beneficial ownership of shares of the Company’s common stock by (i) each person (or group of affiliated persons) known to the Company to own beneficially 5% or more of the common stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer and (iv) all directors and executive officers as a group. All information is based on information filed by such persons with the SEC and other information provided by such persons to the Company. Except as otherwise indicated, the Company believes that each of the beneficial owners listed has sole investment and voting power with respect to such shares. On November 19, 2018, there were 23,789,098 common shares outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of November 19, 2018, are included as outstanding and beneficially owned for that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Mark W. Harding **	877,244	(1)	3.66%
Harrison H. Augur **	159,781	(2)	*
Patrick J. Beirne **	23,000	(3)	*
Arthur G. Epker, III 200 Clarendon Street, 48th Floor, Boston, MA 02116	51,500	(4)	*
Richard L. Guido **	51,500	(5)	*
Peter C. Howell **	52,000	(6)	*
All officers and directors as a group (6 persons)	1,215,025	(7)	5.03%
PAR Capital Management, Inc. / PAR Investment Partners, L.P. / PAR Group, L.P. 200 Clarendon Street, 48th Floor, Boston, MA 02116	5,982,970	(8)	25.15%
Trigran Investments, Inc. 630 Dundee Road, Suite 230, Northbrook, IL 60062	2,046,604	(9)	8.60%
________________________
* Less than 1%
** Address is the Company’s address: 34501 E. Quincy Avenue, Bldg. 34, Box 10, Watkins, CO 80137

1.
Includes 150,001 shares purchasable by Mr. Harding under options exercisable within 60 days. Includes 210,000 shares of common stock held by SMA Investments, LLLP, a limited liability limited partnership controlled by Mr. Harding.

2.
Includes 49,000 shares purchasable by Mr. Augur under options exercisable within 60 days. Includes 10,000 shares of common stock held by Patience Partners, LLC, a limited liability company in which a foundation controlled by Mr. Augur is a 60% member and Mr. Augur is a 20% managing member. Includes 46,111 shares of common stock held in a margin account owned by Auginco, a Colorado general partnership, which is owned 50% by Mr. Augur and 50% by his wife.

3.	Includes 23,000 shares purchasable by Mr. Beirne under options exercisable within 60 days.
4.
Includes 49,000 shares purchasable by Mr. Epker under options exercisable within 60 days. Excludes all shares of common stock held directly by PAR Investment Partners, L.P. (“PIP”). PAR Capital Management, Inc. (“PCM”), as the general partner of PAR Group, L.P. (“PGL”), which is the general partner of PIP, has investment discretion and voting control over shares held by PIP. No shareholder, director, officer or employee of PCM has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) of any shares held by PIP. Mr. Epker is an officer of PCM and has been a director of the Company since 2007. In his capacity as an officer of PCM, Mr. Epker has sole voting and dispositive power with respect to the shares of common stock held by PIP; however, Mr. Epker disclaims beneficial ownership of the shares held by PIP, except to the extent of his pecuniary interest, if any, therein by virtue of his equity ownership interest in PIP.

5.	Includes 49,000 shares purchasable by Mr. Guido under options exercisable within 60 days.
6.	Includes 49,000 shares purchasable by Mr. Howell under options exercisable within 60 days.
7.	Includes the following shares:
a.	210,000 shares held by SMA Investments, LLLP as described in number 1 above,
b.	369,001 shares purchasable by directors and officers under options exercisable within 60 days, and
c.	10,000 shares of common stock held by Patience Partners, LLC, and 46,111 shares of common stock held by Auginco, as described in number 2 above.
8.
PIP owns directly 5,982,970 shares. PGL, through its control of PIP as general partner, has sole voting and dispositive power with respect to all 5,982,970 shares owned beneficially by PIP. PCM, through its control of PGL as general partner, has sole voting and dispositive power with respect to all 5,982,970 shares owned beneficially by PIP. Excludes 2,500 shares owned by Mr. Epker and 49,000 shares purchasable by Mr. Epker under options exercisable within 60 days. PIP, PGL and PCM disclaim beneficial ownership of the shares owned by Mr. Epker and the shares purchasable by Mr. Epker pursuant to options.

9.
This disclosure is based on a Schedule 13G/A filed by Trigran Investments, Inc. (“TII”), Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson on February 14, 2018. It includes 2,046,604 shares of common stock owned by TII. By reason of their roles as controlling shareholders and/or sole directors of TII, each of Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson may be considered the beneficial owners of shares beneficially owned by TII.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding the Company’s equity compensation plans as of August 31, 2018. All securities outstanding represent options to purchase common stock.
	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans:
Approved by security holders	535,500	$5.31	1,313,000
Not approved by security holders	—	—	—
Total	535,500	$5.31	1,313,000

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the Company’s directors, director nominees, and executive officer and their positions currently held with the Company.
Name	Age	Position
Harrison H. Augur	76	Chairman of the Board*
Patrick J. Beirne	55	Director*
Arthur G. Epker, III	56	Director*
Richard L. Guido	74	Director*
Mark W. Harding	55	Director, President, CEO and CFO*
Peter C. Howell	69	Director*
________________________

* Director nominee

The principal occupation and other information about each of the individuals listed above, including the period during which each has served as director or officer, can be found beginning on page 14.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

The Company’s board of directors has chosen to separate the positions of Chief Executive Officer (“CEO”) and Chairman of the Board. Keeping these positions separate allows the Company’s CEO to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day operations and allows the Company’s Chairman to lead the board of directors in its oversight and advisory roles. Because of the many responsibilities of the board of directors and the significant time and effort required by each of the Chairman and the CEO to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The board of directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

Board Risk and Oversight

Our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of the Company’s full board of directors, the Company’s CEO is responsible for the day-to-day management of the material risks the Company faces. In its oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. At least annually, the board of directors holds a strategic planning session with management to discuss strategies, key challenges, risks and opportunities for the Company. This involvement of the board of directors in setting the Company’s business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk, and its determination of what constitutes an appropriate level of risk for the Company. Additionally, the board of directors regularly receives updates from management regarding certain risks that the Company faces, including various operating risks. Management attends meetings of the board of directors and its committees on a regular basis, and as is otherwise needed, and is available to address any questions or concerns raised by the board on risk management and any other matters.

The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the Company’s risk-related internal controls, internal investigations, and enterprise risks, generally. The Nominating and Corporate Governance Committee (the “Nominating Committee”) oversees the Company’s Corporate Governance Guidelines and governance-related risks, such as board independence, as well as management and director succession planning. The Compensation Committee oversees risks related to compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with the Company’s business strategy that do not encourage excessive risk-taking.

Board Membership and Director Independence

Director Independence – At least a majority of the members of the board and all members of the board’s Audit, Compensation, and Nominating Committees must be independent in accordance with the listing standards of The NASDAQ Stock Market. The board has determined that four of the six current members, Messrs. Augur, Epker, Guido, and Howell, are independent pursuant to the standards of The NASDAQ Stock Market.

Terms of Directors and Officers – All directors are elected for one-year terms which expire at the annual meeting of shareholders or when their successors are duly elected and qualified. The Company’s officers are elected annually by the board of directors and hold office until their successors are duly elected and qualified.

Family Relationships of Directors and Officers – None of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.

Board Meetings Held – The board of directors and each of the standing committees described below meet throughout the fiscal year on a set schedule. They also hold special meetings and act by written consent from time to time as appropriate. The Company’s independent directors meet regularly in executive sessions without management present. The executive sessions of independent directors are held in conjunction with each regularly scheduled board meeting.

During the fiscal year ended August 31, 2018, the board of directors held three (3) meetings. All board members attended 75% or more of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which the director served during the periods that the director served on the board and committees, as applicable. All of the Company’s board members are expected to attend the annual meeting of shareholders. All of the Company’s board members attended the 2018 annual meeting of shareholders.

Committees

The Board has three standing committees: the Audit Committee, Compensation Committee and Nominating Committee. Each of the committees regularly reports on its activities and actions to the full board of directors.

Membership in the standing committees for 2018 is set forth below:
Fiscal 2018 Committee Membership
Director	Audit Committee	Compensation Committee	Nominating Committee
H. Augur	X	X	X
P. Beirne	—	—	—
A. Epker	—	Chair	X
R. Guido	X	X	Chair
M. Harding	—	—	—
P. Howell	Chair	—	—
____________________

Audit Committee – The Audit Committee consists of Mr. Howell (Chairman) and Messrs. Augur and Guido. The board of directors has determined that all of the members of the Audit Committee are “independent” within the meaning of the listing standards of The NASDAQ Stock Market and the SEC rules governing audit committees. In addition, the board has determined that Mr. Howell meets the SEC criteria of an “audit committee financial expert” by reason of his understanding of Accounting Principles Generally Accepted in the United States of America (“GAAP”) and the application of GAAP, his education, his experiences as an auditor and chief financial officer, and his understanding of financial statements. See Mr. Howell’s biography under Election of Directors (Proposal No. 1) for additional information. The functions to be performed by the Audit Committee include the appointment, retention, compensation and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Audit Committee Charter is available on the Company’s website at www.purecyclewater.com. The Audit Committee held ten (10) meetings during the fiscal year ended August 31, 2018.  In addition, the Chairman of the Audit Committee met once with the auditors during the fiscal year ended August 31, 2018.

Compensation Committee – The Compensation Committee consists of Mr. Epker (Chairman) and Messrs. Augur and Guido. The board of directors determined that all members of the Compensation Committee were “independent” within the meaning of the listing standards of The NASDAQ Stock Market. The functions to be performed by the Compensation Committee include establishing the compensation of officers, evaluating the performance of officers and key employees, and administering employee incentive compensation plans. The Compensation Committee typically meets with the CEO to obtain information about employee performance and compensation recommendations. It also has the authority to engage outside advisors to assist the committee with its functions. The Compensation Committee has the power to delegate authority to the CEO or a subcommittee to make certain determinations with respect to compensation for employees who are not executive officers. The Company’s Compensation Committee Charter is available on the Company’s website at www.purecyclewater.com. The Compensation Committee held three (3) meetings during the fiscal year ended August 31, 2018.

Nominating and Corporate Governance Committee – The Nominating Committee consists of Messrs. Guido (Chairman), Augur and Epker. The board of directors determined that all members of the Nominating Committee were “independent” within the meaning of the listing standards of The NASDAQ Stock Market. The principal responsibilities of the Nominating Committee are to identify and nominate qualified individuals to serve as members of the board and to make recommendations to the board with respect to director compensation. In addition, the Nominating Committee is responsible for establishing the Company’s Corporate Governance Guidelines and evaluating the board and its processes. In selecting nominees for the board, the Nominating Committee is seeking a board with a variety of experience and expertise, and in selecting nominees it will consider business experience in the industry in which the Company operates, financial expertise, independence from the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and a reputation for integrity and professionalism. The Company does not have a formal policy with respect to the consideration of diversity in identifying director nominees, but it considers diversity as part of its overall assessment of the board’s functions and needs. Nominees must be at least 21 years of age and less than 75 on the date of the annual meeting of shareholders unless the Nominating Committee waives such requirements. Identification of prospective board members is done by a combination of methods, including word-of-mouth in industry circles, inquiries of outside professionals and recommendations made to the Company. The Nominating Committee Charter is available on the Company’s website at www.purecyclewater.com. The Nominating Committee held three (3) meetings during the fiscal year ended August 31, 2018.

The Nominating Committee will consider nominations for director made by shareholders of record entitled to vote. In order to make a nomination for election at the January 2020 annual meeting, a shareholder must provide notice, along with supporting information (discussed below) regarding such nominee, to the Company’s Secretary by August 9, 2019, but not before June 10, 2019, in accordance with the Company’s bylaws. The Nominating Committee evaluates nominees recommended by shareholders utilizing the same criteria it uses for other nominees. Each shareholder recommendation should be accompanied by the following:

•
The full name, address, and telephone number of the person making the recommendation, and a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of the Company’s shares but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of the Company’s next annual meeting of shareholders;

•
The full name, address, and telephone number of the candidate being recommended, information regarding the candidate’s beneficial ownership of the Company’s equity securities, any business or personal relationship between the candidate and the person making the recommendation, and an explanation of the value or benefit the person making the recommendation believes the candidate would provide as a director;

•
A statement signed by the candidate that he or she is aware of and consents to being recommended to the Nominating Committee and will provide such information as the Nominating Committee may request for its evaluation of candidates;

•	A description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any areas of particular expertise;

•
Information about any business or personal relationships between the candidate and any of the Company’s customers, suppliers, vendors, competitors, directors or officers, or other persons with any special interest regarding any transactions between the candidate and the Company; and

•
Any information in addition to the above about the candidate that would be required to be included in the Company’s proxy statement (including without limitation information about legal proceedings in which the candidate has been involved within the past ten years).

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for its directors, officers and employees, which is available on the Company’s website at www.purecyclewater.com.

Shareholder Communications with the Board

The board of directors has adopted a policy for shareholders to send communications to the board. The policy is available on the Company’s website. Shareholders wishing to send communications to the board may contact the Chairman of the board at the Company’s principal place of business or email chairman@purecyclewater.com. All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.

Director Compensation

Directors who are employees of the Company receive no fees for board service. Currently, Mr. Harding is the only director who is also an employee. Each non-employee director receives a payment of $12,000 for each full year in which he or she serves as a director, with an additional payment of $3,500 for serving as chairman of a committee, $1,000 for each committee on which he or she serves as a member but not as chairman, and $1,000 for serving as chairman of the board. Effective January 1, 2018, directors receive $1,000 for attendance at each board meeting and, if committee meetings are held separately from board meetings, each director receives $1,000 for attendance at such committee meetings. For meetings held in fiscal 2018 prior to January 1, 2018, directors received $500 for attendance at each board meeting and, if committee meetings were held separately from board meetings, each director received $500 for attendance at such committee meetings.

The following table sets forth summary information concerning the compensation paid to the Company’s non-employee directors in fiscal 2018 for services to the Company:
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)
H. Augur (2)	23,500	30,548	54,048
P. Beirne (3)	14,500	30,548	45,048
A. Epker (4)	19,000	30,548	49,548
R. Guido (5)	25,000	30,548	55,548
P. Howell (6)	24,000	30,548	54,548
_________________________

(1)
In addition to cash compensation, pursuant to the Pure Cycle Corporation 2014 Equity Incentive Plan effective as of April 12, 2014 (the “2014 Plan”), each non-employee director may receive an option to purchase shares of common stock at the discretion of the board, and the terms of such awards granted to non-employee directors, including the discretion to adopt one or more formulas for the determination of non-employee director awards, are at the discretion of the board. On January 14, 2015, the board adopted a formula under the 2014 Plan that provides for an option grant to each non-employee director to purchase 6,500 shares of common stock at each annual meeting of shareholders at which the non-employee director is re-elected to the board. The options vest on the date of the next annual meeting of shareholders or the first anniversary of the date of grant, whichever is earlier. On January 27, 2016, the board adopted a formula under the 2014 Plan providing for an option grant to each non-employee director to purchase 10,000 shares of common stock upon initial election or appointment to the board, which vests one-half on each of the first two anniversary dates of the grant. The option exercise price for all non-employee director grants is set at the fair market value of the common stock on the date of the grant. The amounts in this column represent the aggregate grant date fair value of options granted during the Company’s fiscal year ended August 31, 2018, as computed in accordance with FASB ASC Topic 718. For more information about how the Company values and accounts for share-based compensation see Note 8 – Shareholders’ Equity to the Company’s audited consolidated financial statements for the year ended August 31, 2018, which are included in the Company’s 2018 Annual Report on Form 10-K.

(2)
The $23,500 earned by Mr. Augur is comprised of $12,000 for serving on the board, $1,000 for being chairman of the board, $3,000 for serving on three committees, and $7,500 for attendance at board and committee meetings ($500 per meeting prior to January 1, 2018 and $1,000 per meeting thereafter). Mr. Augur had options outstanding to purchase 49,000 shares of common stock as of August 31, 2018, all of which are exercisable within 60 days of the filing of this proxy statement.

(3)
The $14,500 earned by Mr. Beirne is comprised of $12,000 for serving on the board and $2,500 for attendance at board meetings ($500 per meeting prior to January 1, 2018 and $1,000 per meeting thereafter). Mr. Beirne had options outstanding to purchase 23,000 shares of common stock as of August 31, 2018, all of which are exercisable within 60 days of the filing of this proxy statement.

(4)
The $19,000 earned by Mr. Epker is comprised of $12,000 for serving on the board, $3,500 for serving as chairman of the Compensation Committee, $1,000 for serving on one additional committee, and $2,500 for attendance at board and committee meetings ($500 per meeting prior to January 1, 2018 and $1,000 per meeting thereafter). Mr. Epker had options outstanding to purchase 49,000 shares of common stock as of August 31, 2018, all of which are exercisable within 60 days of the filing of this proxy statement.

(5)
The $25,000 earned by Mr. Guido is comprised of $12,000 for serving on the board, $3,500 for serving as chairman of the Nominating Committee, $2,000 for serving on two additional committees, and $7,500 for attendance at board and committee meetings ($500 per meeting prior to January 1, 2018 and $1,000 per meeting thereafter). Mr. Guido had options outstanding to purchase 49,000 shares of common stock as of August 31, 2018, all of which are exercisable within 60 days of the filing of this proxy statement.

(6)
The $24,000 earned by Mr. Howell is comprised of $12,000 for serving on the board, $3,500 for serving as chairman of the Audit Committee, and $8,500 for attendance at board and committee meetings ($500 per meeting prior to January 1, 2018 and $1,000 per meeting thereafter). Mr. Howell had options outstanding to purchase 49,000 shares of common stock as of August 31, 2018, all of which are exercisable within 60 days of the filing of this proxy statement.

EXECUTIVE COMPENSATION

Person Covered

This discussion addresses compensation for fiscal 2018 for Mark W. Harding, the Company’s President, CEO and Chief Financial Officer (“CFO”) and its only executive officer.

Compensation Philosophy

The Company’s executive compensation program is administered by the Compensation Committee of the board of directors. The Compensation Committee reviews the performance and compensation level for the CEO and makes recommendations to the board of directors for final approval. The Compensation Committee also determines equity grants under the 2014 Plan, if any. The CEO may provide information to the Compensation Committee regarding his compensation; however, the Compensation Committee makes the final determination on the executive compensation recommendation to the board. Final compensation determinations are generally made in September immediately following the end of the Company’s fiscal year. The following outlines the philosophy and objectives of the Company’s compensation plan.

The objectives of the Company’s compensation plan are to correlate executive compensation with the Company’s objectives and overall performance and to enable the Company to attract, retain and reward executive officers who contribute to its long-term growth and success. The compensation plan is designed to create a mutuality of interest between executive and shareholders through equity ownership programs and to focus the executive’s attention on overall corporate objectives, in addition to the executive’s personal objectives.

The goal of the Compensation Committee is to provide a compensation package that is competitive with compensation practices of companies with which the Company competes, provides variable compensation that is linked to achievement of the Company’s operational performance goals, and aligns the interests of the executive officer and employees with those of the shareholders of the Company. Additionally, the Compensation Committee’s goal is to design a compensation package that falls within the mid-range of the packages provided to executives of similarly sized corporations in like industries.

Generally, the executive officer receives a base salary and an opportunity to earn a cash bonus based on attainment of predetermined objectives at the discretion of the Compensation Committee. Long-term equity incentives are also considered. The mixture of cash and non-cash compensation items is designed to provide the executive with a competitive total compensation package while not using an excessive amount of the Company’s cash or overly diluting the equity positions of its shareholders. The Company’s executive officer does not receive any perquisites or personal benefits. The executive officer is eligible for the same benefits available to all Company employees. Currently, this includes participation in a tax-qualified 401(k) plan and health and dental plans.

Compensation Consultants

The Compensation Committee charter authorizes the Compensation Committee to engage compensation consultants and other advisors to assist it with its duties. No compensation consultants were engaged by either management or the Compensation Committee during fiscal 2018.

Shareholder Feedback and Say-On-Pay Results

The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making future decisions relating to the compensation of the CEO and the Company’s executive compensation program. At the 2018 annual meeting of shareholders, approximately 99.8% of the votes cast were for approval of the “say-on-pay” proposal. The Compensation Committee believes the results conveyed support for continuing with the philosophy, strategy and objectives of the Company’s executive compensation program.

Compensation of the Company’s CEO

The current compensation program for the Company’s CEO consists of the following:

Base Salary – Base salary is intended to provide the CEO with basic non-variable compensation that is competitive considering the CEO’s responsibilities, experience and performance and the Company’s financial resources.

In making the base salary decision, the Compensation Committee exercised its discretion and judgment primarily based upon individual performance and competitive considerations. In September 2017, the Compensation Committee recommended and the board of directors approved a salary increase for Mr. Harding from $375,000 for fiscal 2017 to $400,000 for fiscal 2018. In recognition of Mr. Harding’s continuing contributions in 2018 in positioning the Company to realize its long-term objectives, the Compensation Committee recommended, and the board approved, raising Mr. Harding’s base salary to $425,000 for fiscal 2019. At the same time, Mr. Harding was awarded the incentive bonus discussed below in recognition of the significant accomplishments of Mr. Harding and the Company in achieving the objectives set forth in the Company’s 2018 performance plan.

Incentive Bonus – The Compensation Committee’s goal in granting incentive bonuses is to tie a portion of the CEO’s compensation to the operating performance of the Company and to the CEO’s individual contribution to the Company. In formulating recommendations for bonus compensation for Mr. Harding, the Compensation Committee considered a number of factors, including, among other things, (i) the efforts of Mr. Harding in pursuing projects to achieve long-term goals of the Company; (ii) the progress made by Mr. Harding and the Company in achieving the objectives established by the Compensation Committee for fiscal 2018 (as discussed below); and (iii) Mr. Harding’s experience, talents and skills and the importance thereof to the Company.

In September 2017, the Compensation Committee recommended and the board approved a performance plan for fiscal 2018, which was comprised of financial and nonfinancial objectives, both short-term and long-term in nature, including objectives related to development of the Company’s Sky Ranch property, improving tracking of project costs, managing the budget, and recruiting additional personnel. The plan also included strategic objectives, the disclosure of which the Company believes would cause competitive harm.

In September 2018, the Compensation Committee reviewed the Company’s operating results for fiscal 2018 and evaluated the Company’s success in achieving the performance plan objectives. The Compensation Committee determined that a bonus was warranted in recognition of Mr. Harding’s success launching the Sky Ranch development and managing expenses of the Company consistent with the budget. The Compensation Committee recommended awarding, and the board authorized awarding, Mr. Harding a discretionary bonus of $300,000 in fiscal 2018, as well as a stock option to purchase 50,000 shares of common stock, as described below.

Long-Term Equity Incentives – The goal of long-term equity incentive compensation is to align the interests of the CEO with those of the Company’s shareholders and to provide the CEO with a long-term incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options and other equity based awards directly motivate an executive to maximize long-term shareholder value. The philosophy of the Compensation Committee in administering the Company’s 2014 Plan is to tie the number of stock options and shares of stock awarded to each employee to the performance of the Company and to the individual contribution of each employee to the Company. The Compensation Committee recommended awarding, and the board authorized awarding, Mr. Harding a non-statutory stock option to purchase 50,000 shares of the Company’s common stock in recognition of his performance during the fiscal year ended August 31, 2018, and to motivate future performance, determining that it would be preferable to recognize his achievements with a mix of cash and long-term incentives.

Stock Ownership Requirements for Executive Officers

While the Company has not established stock ownership guidelines for its executive officer, at August 31, 2018, the Company’s CEO owned stock with a market value of approximately of twenty times his base salary, which the Compensation Committee believes appropriately aligns the interests of the CEO with those of the Company’s shareholders.

Hedging Policy

Company policy prohibits directors, officers and employees from engaging in short sales of Company securities, buying or selling put or call options of Company securities, buying financial instruments designed to hedge or offset any decrease in the market value of the Company securities, or engaging in frequent trading (for example, daily or weekly) to take advantage of fluctuations in share price.

Employment and Severance Agreements

The Company does not have any written employment, change of control, severance or other similar agreement with the executive officer.

Executive Compensation Tables

The Company’s CEO, Mr. Harding, is the Principal Executive Officer and the Principal Financial Officer of the Company and its only executive officer. Therefore, all tables contained in this section relate solely to Mr. Harding.

Summary Compensation Table
Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards (1) ($)		Total ($)
Mark W. Harding	2018	400,000	300,000	285,755	(2)	985,755
President, CEO and CFO	2017	375,000	200,000	259,025		834,025
_________________________

(1)
The amounts in this column represent the aggregate grant date fair value of stock options awarded in fiscal 2019 and 2018 (for performance in fiscal 2018 and 2017, respectively) as computed in accordance with FASB ASC Topic 718. See Note 8 – Shareholders’ Equity to the Company’s audited consolidated financial statements for the year ended August 31, 2018, which are included in our 2018 Annual Report on Form 10-K for a description of the assumptions used to value option awards and the manner in which the Company recognizes the related expense pursuant to FASB ASC Topic 718.

(2)
The option award was granted and approved on September 26, 2018, with an exercise price equal to $11.15, the closing market price of the Company’s common stock on the date of grant. The option award vests in three equal installments on each of the first, second and third anniversary dates of the grant and will expire ten years from date of grant.

Outstanding Equity Awards at Fiscal Year-End – The following table summarizes certain information regarding outstanding option awards held by the named executive officer at August 31, 2018. There are no other types of equity awards outstanding.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable		Option Exercise Price	Option Expiration Date
Mark W. Harding	100,000	0		$5.88	8/14/2023
Mark W. Harding	16,667	33,333	(1)	$5.61	10/12/2026
Mark W. Harding	0	50,000	(2)	$7.60	9/27/2027
_________________________

(1)	One third of the total number of shares subject to the option vest on each of the first, second and third anniversary date of the grant date, October 12, 2016.

(2)	One third of the total number of shares subject to the option vest on each of the first, second and third anniversary date of the grant date, September 27, 2017.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the board of directors is comprised of independent directors and operates under a written charter adopted by the board of directors. The Audit Committee Charter is reassessed and updated as needed in accordance with applicable rules of the SEC and The NASDAQ Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended August 31, 2018 with the Company’s independent auditors, Plante & Moran PLLC (“Plante Moran”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Plante Moran all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Plante Moran required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed Plante Moran’s independence with Plante Moran.

Based on the foregoing, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Form 10-K for the fiscal year ended August 31, 2018.

/s/ Peter C. Howell (Chairman)
/s/ Harrison H. Augur
/s/ Richard L. Guido

1 This report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, irrespective of any general incorporation language in any such filing, except to the extent the Company specifically references this report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Related Parties

On October 12, 2016, the Audit Committee approved accepting a bid submitted by Nelson Pipeline Constructors LLC to construct the Sky Ranch pipeline for approximately $4.1 million (the “Nelson Bid”). Nelson Pipeline Constructors LLC is a wholly owned subsidiary of Nelson Infrastructure Services LLC, a company in which Patrick J. Beirne owns a 50% interest. In addition, Mr. Beirne, a director of Pure Cycle, is Chairman and Chief Executive Officer of each of Nelson Pipeline Constructors LLC and Nelson Infrastructure Services LLC. Since Mr. Beirne is the 50% owner of the parent company of Nelson Pipeline Constructors LLC, Mr. Beirne’s interest in the transaction is approximately $2.05 million without taking into account any profit or loss from the Nelson Bid. Pursuant to the Company’s policies for review and approval of related party transactions (discussed below), the Nelson Bid was reviewed and approved by the Audit Committee and by the board of directors, with Mr. Beirne abstaining. The Nelson Bid was the lowest bid received by the Company in connection with the Sky Ranch pipeline project and was lower than the Company’s estimated cost to construct the pipeline on its own.

Review and Approval of Related Party Transactions

It is the Company’s policy as set forth in its Code of Business Conduct and Ethics that actual or apparent conflicts of interest are to be avoided if possible and must be disclosed to the board of directors. Pursuant to the Code of Business Conduct and Ethics and the Audit Committee Charter, any transaction involving a related party must be reviewed and approved or disapproved by the Audit Committee. Additionally, the Audit Committee Charter requires the Audit Committee to review any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. The Code also provides non-exclusive examples of conduct which would involve a potential conflict of interest and requires any material transaction involving a potential conflict of interest to be approved in advance by the board. If a waiver from the Code is granted to an executive officer or director, the nature of the waiver will be disclosed on the Company’s website, in a press release, or on a current report on Form 8-K.

The Company annually requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that solicits information about related party transactions. The Company’s board of directors and outside legal counsel review all transactions and relationships disclosed in the directors’ and officers’ questionnaire, and the board makes a formal determination regarding each director’s independence. If a director is determined to be no longer independent, such director, if he or she serves on any of the Audit Committee, the Nominating Committee, or the Compensation Committee, will be removed from such committee prior to (or otherwise will not participate in) any future meeting of the committee. If the transaction presents a conflict of interest, the board of directors will determine the appropriate response.

ELECTION OF DIRECTORS
(Proposal No. 1)

The Company’s board of directors currently has six members.  The board of directors nominates the following persons currently serving on the board for reelection to the board: Mark W. Harding, Harrison H. Augur, Patrick J. Beirne, Arthur G. Epker, III, Richard L. Guido, and Peter C. Howell.

Set forth below are the names of all nominees for director, all positions and offices with the Company held by each such person, the period during which each has served as such, and the principal occupations and employment of and public company directorships held by such persons during at least the last five years, as well as additional information regarding the skills, knowledge and experience with respect to each nominee which has led the board of directors to conclude that each such nominee should be elected or re-elected as a director of the Company.

Mark W. Harding. Mr. Harding joined the Company in April 1990 as Corporate Secretary and Chief Financial Officer. He was appointed President of the Company in April 2001, CEO in April 2005, and a member of the board of directors in February 2004. Mr. Harding brings a background in investment banking and public finance, having worked from 1988 to 1990 for Price Waterhouse’s management consulting services where he assisted clients in public finance and other investment banking related services. Mr. Harding is the President and a board member of both the Rangeview Metropolitan District and the Sky Ranch Metropolitan District #5 and Vice President of the South Metro WISE Authority. Mr. Harding also serves on the board of directors of Royal Hawaiian Orchards, L.P., which until June 2018 was a publicly traded limited partnership. In determining Mr. Harding’s qualifications to be on the board of directors, the board of directors considered, among other things, that Mr. Harding serves on a number of advisory boards relating to water and wastewater issues in the Denver region, including a statewide roundtable created by the Colorado legislature charged with identifying ways in which Colorado can address the water shortages facing Front Range cities including Denver and Colorado Springs. Mr. Harding earned a B.S. Degree in Computer Science and a Master of Business Administration in Finance from the University of Denver.

Harrison H. Augur. Mr. Augur joined the board and was elected Chairman in April 2001. For more than 20 years, Mr. Augur has been involved with investment management and venture capital investment groups. Mr. Augur has been a managing member of Patience Partners, LLC since 1999. Mr. Augur received a Bachelor of Arts degree from Yale University, an LLB degree from Columbia University School of Law, and an LLM degree from New York University School of Law. In determining Mr. Augur’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and law.

Patrick J. Beirne. Mr. Beirne was appointed to the board in January 2016. Since April 2015, Mr. Beirne has been the Chairman and CEO of Nelson Infrastructure Services LLC, a private company 50% owned by Mr. Beirne (“Nelson Infrastructure”), and Nelson Pipeline Constructors LLC (“Nelson Pipeline”), a wholly-owned subsidiary of Nelson Infrastructure. In addition, he has been Chairman and CEO of Nelson Civil Construction Services LLC, a 90% subsidiary of Nelson Infrastructure, since it was founded in December 2015. Nelson Pipeline is a utility contractor specializing in the construction of underground sewer, water and storm sewer pipelines. Prior to working at Nelson Pipeline, Mr. Beirne worked at Pulte Group, Inc. for 29 years in various management roles, where he gained extensive experience in the home building industry. In his last position with Pulte Group, Inc., from January 2008 to September 2014, he served as Central Area President where he helped create the strategy for the firm’s long-term vision and oversaw operations in 10 states. Mr. Beirne earned a B.S. degree from Michigan State University, is a Licensed General Contractor (Florida), and is active in many community and charitable organizations. In determining Mr. Beirne’s qualifications to serve on the board of directors, the board has considered, among other things, his extensive experience and expertise in the home building industry and in construction of water and sewer pipelines.

Arthur G. Epker, III. Mr. Epker was appointed to the board in August 2007. Mr. Epker has been a Vice President of PAR Capital Management, Inc., the investment advisor to PAR Investment Partners, L.P., since 1992 and a director of PAR Capital Management, Inc., since 2007. In that capacity, Mr. Epker manages a portion of the assets of PAR Investment Partners, L.P., a private investment fund and shareholder of the Company. Mr. Epker received his undergraduate degree in computer science and economics with highest distinction from the University of Michigan and received a Master of Business Administration from Harvard Business School. In determining Mr. Epker’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and investment management.

Richard L. Guido. Mr. Guido served as a member of the Company’s board from July 1996 through August 31, 2003, and rejoined the board in 2004. Mr. Guido was Associate General Counsel of DeltaCom, Inc., a telecommunications company, from March 2006 to March 2007. From 1980 through 2004, Mr. Guido was an employee of Inco Limited, a Canadian mining company listed on the NYSE (now known as Vale). While at Inco Mr. Guido served as Associate General Counsel of Inco Limited and served as President, Chief Legal Officer and Secretary of Inco United States, Inc., now known as Vale Americas, Inc. Mr. Guido received a Bachelor of Science degree from the United States Air Force Academy, a Master of Arts degree from Georgetown University, and a Juris Doctor degree from the Catholic University of America. In determining Mr. Guido’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance, law and natural resource development.

Peter C. Howell. Mr. Howell was appointed to fill a vacancy on the board in February 2005. From 1997 to 2017, Mr. Howell served as an officer, director or advisor to various business enterprises in the area of acquisitions, marketing and financial reporting. From August 1994 to August 1997, Mr. Howell served as the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health-O-Meter), and from 1989 to 1994 Mr. Howell served as Chief Executive Officer and a director of Mr. Coffee, Inc. Mr. Howell is a member of the board of directors of Great Lakes Cheese, Inc., a privately held company. Mr. Howell served as a member of the board of directors of Libbey Inc. (NYSE:LBY) for over 20 years before resigning in 2016. Mr. Howell also spent 10 years as an auditor for Arthur Young & Co. (now Ernst & Young). Mr. Howell received a Master of Arts degree in Economics from Cambridge University. In determining Mr. Howell’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and financial reporting qualifying him as an audit committee financial expert as well as his general business expertise.

The proxy cannot be voted for more than the six nominees named. Directors are elected for one-year terms or until the next annual meeting of the shareholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the proxy holders named in the enclosed proxy card intend to vote for such other person or persons as the Nominating Committee may nominate.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.

____________________________

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)

Action is to be taken by the shareholders at the Meeting with respect to the ratification and approval of the selection by the Audit Committee of the Company’s board of directors of Plante & Moran PLLC (“Plante Moran”) to be the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2019. In the event of a negative vote on such ratification, the Audit Committee of the board of directors will reconsider its selection. A representative of Plante Moran is expected to be present at the Meeting. The Plante Moran representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, Plante Moran is required to confirm that the provision of such services does not impair the auditors’ independence. Before selecting Plante Moran, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Plante Moran in all of these respects. The Audit Committee’s review included inquiry concerning any litigation involving Plante Moran and any proceedings by the SEC against the firm.

Plante Moran has no direct or indirect financial interest in the Company and does not have any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director nor associate of the Company has any interest in Plante Moran.

Change in Auditors for Fiscal 2018 – As discussed in our Current Report on Form 8‑K filed with the SEC on October 4, 2018, EKS&H LLLP (“EKS&H”) resigned as our independent registered public accounting firm on October 1, 2018 because EKS&H combined with Plante Moran. On October 1, 2018, the Audit Committee of our board of directors engaged Plante Moran to serve as the independent registered public accounting firm for the Company effective as of that date. EKS&H had been the Company’s independent registered public accounting firm since December 4, 2017.

During the period from December 4, 2017 to August 31, 2018, and the subsequent interim period through October 1, 2018, we did not have any disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to EKS&H’s satisfaction, would have caused EKS&H to make reference thereto in its reports on our financial statements for the relevant periods. During the period from December 4, 2017 to August 31, 2018, and the subsequent interim period through October 1, 2018, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended August 31, 2017 and 2018, and the subsequent interim period through October 1, 2018, the Company did not consult with Plante Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements by Plante Moran, in either case where written or oral advice provided by Plante Moran would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Change in Auditors for Fiscal 2018 – On December 4, 2017, the Audit Committee engaged EKS&H to serve as the independent registered public accounting firm of the Company beginning with the fiscal year ending August 31, 2018. EKS&H replaced Crowe Horwath LLP (now known as Crowe LLP) (“Crowe”) as the Company’s independent registered public accounting firm. Crowe, which served as the independent auditors for the fiscal year ended August 31, 2017, was dismissed on December 4, 2017.

The report of Crowe on the Company’s financial statements for the fiscal year ended August 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended August 31, 2017, and the subsequent interim period through December 4, 2017 (the date of the change in auditors), the Company did not have any disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Crowe’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s financial statements for the relevant periods. During the fiscal year ended August 31, 2017 and through December 4, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended August 31, 2017 and 2016, and through December 4, 2017, the Company did not consult with EKS&H regarding (a) the application of accounting principles to a specified transaction, (b) the type of audit opinion that might be rendered on the Company’s financial statements by EKS&H, in either case where written or oral advice provided by EKS&H would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between the Company and its former auditors or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Change in Auditors for Fiscal 2017 – As discussed in our Current Report on Form 8-K filed with the SEC on January 17, 2017, the Audit Committee engaged Crowe to serve as the independent registered public accounting firm of the Company as of January 16, 2017. Previously, GHP Horwath, P.C. (“GHP”) had served as independent registered public accounting firm of the Company since December 15, 2006. On January 13, 2017, GHP notified the Company that it was resigning as the Company’s independent registered public accounting firm because the partners and employees of GHP had joined Crowe.

The reports of GHP on the Company’s financial statements for the fiscal years ended August 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended August 31, 2015 and 2016, and the subsequent interim period through January 13, 2017, the Company did not have any disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GHP’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s financial statements for the relevant periods. During the fiscal years ended August 31, 2015 and 2016, and through January 13, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended August 31, 2015 and 2016, and through January 16, 2017, the Company did not consult with Crowe regarding (a) the application of accounting principles to a specified transaction, (b) the type of audit opinion that might be rendered on the Company’s financial statements by Crowe, in either case where written or oral advice provided by Crowe would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Crowe has no direct or indirect financial interest in the Company and does not have any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director nor associate of the Company has any interest in Crowe.

Fees –The following table sets forth the aggregate fees the Company was billed by Plante Moran and EKS&H for the fiscal year ended August 31, 2018 and by Crowe for the fiscal year ended August 31, 2017. 100% of the services in the table below were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.
	For the Fiscal Years Ended
	August 31, 2018	August 31, 2017
Audit Fees(1)	$105,000	$127,000
Audit-Related Fees	$—	$—
Tax Fees(2)	$—	$12,400
All Other Fees	$—	$—
Total	$105,000	$139,400
_________________________

(1)
Includes fees for the audit of the Company’s annual financial statements, the reviews of the Company’s quarterly financial statements and consents and other services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, regardless of when the fees were billed or services were rendered.

(2)	The tax fees consist entirely of fees for the preparation of the federal and state corporate tax returns.

Pre-Approval Policy – The Audit Committee has established a pre-approval policy in its charter. In accordance with the policy, the Audit Committee pre-approves all audit, non-audit and internal control related services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

____________________________

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal No. 3)

The following proposal provides our shareholders with the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officer as disclosed in the proxy statement in accordance with the compensation disclosure rules of the SEC.

We urge shareholders to read the “Executive Compensation” section beginning on page 10 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative, beginning on page 12 of the proxy statement, which provide detailed information on the compensation of our named executive officer. The Company’s compensation programs are designed to support its business goals and promote short- and long-term profitable growth of the Company.

We are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the disclosure under the heading “Executive Compensation” and in the compensation tables and accompanying narrative discussion in the Company’s Definitive Proxy Statement.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Company or the board of directors. The say-on-pay proposal is not intended to address any specific item of compensation but rather the overall compensation of our named executive officer and the executive compensation policies, practices, and plans described in this proxy statement. Although this proposal is non-binding, the board of directors will carefully review and consider the voting results when making future decisions regarding the Company’s executive compensation program. Based on the advisory vote of the shareholders at the annual meeting of shareholders held in January 2014, the board of directors determined that it would conduct an advisory vote on executive compensation on an annual basis. Notwithstanding the foregoing, the board of directors may decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICER.

____________________________

ACTION TO BE TAKEN UNDER THE PROXY

The proxy will be voted “FOR” the individuals nominated by the board and “FOR” approval of Proposals 2 and 3, unless the proxy is marked in such a manner as to withhold authority to so vote. The proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. Management knows of no other matters, other than the matters set forth above, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers and persons who are beneficial owners of more than 10% of common stock are required to file reports of their holdings and transactions in common stock with the SEC and furnish the Company with such reports. Based solely upon the review of the copies of the Section 16(a) reports received by the Company and written representations from these persons, the Company believes that during the fiscal year ended August 31, 2018, all the directors, executive officers and 10% beneficial owners complied with the applicable Section 16(a) filing requirements. There were no matching purchases and sales reported. The Company files the Form 4s with respect to stock option grants to directors.

Shareholder Proposals

Shareholder proposals for inclusion in the proxy statement for the annual meeting of shareholders in 2020 must be received at the principal executive offices of the Company by August 9, 2019, but not before June 10, 2019. For more information refer to the Company’s bylaws which were filed as Appendix C to the Proxy Statement on Schedule 14A filed with the SEC on December 14, 2007. The Company is not required to include proposals received outside of these dates in the proxy materials for the annual meeting of shareholders in 2020, and any such proposals shall be considered untimely. The persons named in the proxy will have discretionary authority to vote all proxies with respect to any untimely proposals.

Delivery of Materials to Shareholders with Shared Addresses

The Company utilizes a procedure approved by the SEC called “householding,” which reduces printing and postage costs. Shareholders who have the same address and last name will receive one copy of the Important Notice Regarding the Availability of Proxy Materials or one set of printed proxy materials unless one or more of these shareholders has provided contrary instructions.

If you wish to receive a separate copy of the proxy statement, the Notice, or the Company’s Annual Report on Form 10-K, or if you are receiving multiple copies and would like to receive a single copy, please contact the Company’s transfer agent at 1-800-579-1639, or write to or call the Company’s Secretary at the Company’s address or phone number set forth above. If your shares are owned through a bank, broker or other nominee, you may request householding by contacting the nominee.

Form 10-K and Related Exhibits

The Company’s Annual Report on Form 10-K is available, free of charge, at the Company’s website, www.purecyclewater.com, or at the SEC’s website, www.sec.gov. In addition, the Company will furnish a copy of its Form 10-K to any shareholder free of charge and a copy of any exhibit to the Form 10-K upon payment of the Company’s reasonable expenses incurred in furnishing such exhibit(s). You may request a copy of the Form 10-K or any exhibit thereto by writing the Company’s Secretary at Pure Cycle Corporation, 34501 E. Quincy Avenue, Bldg. 34, Box 10, Watkins, CO 80137, or by sending an email to info@purecyclewater.com. The Company also makes available on its website copies of the charters of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board, its Code of Business Conduct and Ethics, Audit Committee Whistleblower Policy, Shareholder Communications Policy and Corporate Governance Guidelines. The Company’s website and the information contained on or connected to its website are not incorporated by reference herein and its web address is included as an inactive textual reference only.

Pure Cycle Corporation
c/o Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Mark W. Harding   02 Harrison H. Augur   03 Patrick J. Beirne   04 Arthur G. Epker, III   05 Richard L. Guido
06 Peter C. Howell

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratification of appointment of Plante & Moran PLLC as the independent registered public accounting firm for the fiscal year ending August 31, 2019.	☐	☐	☐
3. Approval, on an advisory basis, of compensation of the Company's named executive officer.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000391149_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com

PURE CYCLE CORPORATION
Annual Meeting of Shareholders
January 16, 2019 2:00 PM
This proxy is solicited by the Board of Directors

Harrison H. Augur and Mark W. Harding, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Pure Cycle Corporation to be held on January 16, 2019 at 2PM Mountain Standard Time at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202, or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no instructions are specified, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2 and FOR Proposal 3. If any other matters properly come before the meeting, this proxy will be voted by the above named proxies in their discretion.

Continued and to be signed on reverse side

0000391149_2 R1.0.1.17